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As filed with the Securities and Exchange Commission on November 26, 2014

Registration No. 333-200218

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

FORM S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NISKA GAS STORAGE PARTNERS LLC*
NISKA GAS STORAGE CANADA ULC
NISKA GAS STORAGE CANADA FINANCE CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware Alberta Alberta (State or Other Jurisdiction of Incorporation or Organization)	4922 4922 4922 (Primary Standard Industrial Classification Code Number)	27-1855740 None None (I.R.S. Employer Identification Number)

170 Radnor Chester Road, Suite 150
Radnor, PA 19087
(484) 367-7432
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Jason A. Dubchak
170 Radnor Chester Road, Suite 150
Radnor, PA 19087
(484) 367-7432
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:

E. Ramey Layne
Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2500
Houston, TX 77002
(713) 758-4629
(713) 751-5396 (fax)

Approximate date of commencement of proposed sale of the securities to the public:
As soon as practicable after the effective date of this Registration Statement.

          If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

          If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

          Exchange Act Rule 13e-4(i) (Cross-Border Issue Tender Offer)    ☐

          Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)    ☐

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

*
Includes certain subsidiaries of Niska Gas Storage Partners LLC identified on the following pages.

 TABLE OF ADDITIONAL REGISTRANT GUARANTORS

        The following are additional Registrants that guarantee the notes:

Exact Name of Registrant Guarantor(1)	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Access Gas Services (Ontario) Inc.	Ontario	None
Access Gas Services Inc.	British Columbia	None
AECO Gas Storage Partnership	Alberta	98-1083664
Coastal Bend Gas Storage, LLC	Delaware	68-0620371
Enerstream Agency Services Inc.	Ontario	None
Niska Canada GP ULC	Alberta	None
Niska Gas Storage LLC	Delaware	20-4936889
Niska Gas Storage Operations LLC	Delaware	27-2776914
Niska Gas Storage US, LLC	Delaware	98-0523179
Niska Gas Storage US Finance Corp.	Delaware	27-2014997
Niska Gas Transport Inc.	Delaware	27-0838117
Niska GS Holdings I, L.P.	Delaware	20-4742885
Niska Midstream LLC	Delaware	47-1314827
Niska Partners Coöperatief U.A.	Netherlands	98-1016467
Niska Partners Management ULC	Alberta	98-1014780
Niska US GP LLC	Delaware	27-2776858
Salt Plains Storage, LLC	Delaware	20-4937080
Starks Gas Storage L.L.C.	Delaware	68-0560325
Wild Goose Storage, LLC	Delaware	20-8050055

(1)
The address for the additional registrant guarantors is 170 Radnor Chester Road, Suite 150, Radnor, PA 19087, and the telephone number for the registrant guarantors is (484) 367-7432. The Primary Industrial Classification Code for the registrant guarantors is 4922.

 Explanatory Note

        The sole purpose of this Amendment No. 1 is to file Exhibits 5.1 and 5.2 to the Registration Statement on Form S-4 (File No. 333-200218) initially filed with the Securities and Exchange Commission on November 14, 2014 (the "Form S-4"). Accordingly, this Amendment No. 1 consists only of this explanatory note, and revised versions of the facing page and Part II, including the signatures and the exhibit index. This Amendment No. 1 does not contain a copy of the prospectus that was included in the Form S-4, and is not intended to amend or delete any part of the prospectus.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers.

        Under our operating agreement, we must indemnify our manager and its and our officers and directors to the fullest extent permitted by law, against liabilities, costs and expenses incurred by our manager or these other persons. We must provide this indemnification unless there has been a final and non-appealable judgment by a court of competent jurisdiction determining that these persons acted in bad faith or engaged in fraud or willful misconduct. We also must provide this indemnification for criminal proceedings unless our manager or these other persons acted with knowledge that their conduct was unlawful. Thus, our manager or these other persons could be indemnified for its negligent or grossly negligent acts if they meet the requirements set forth above. Any provision that includes indemnification for liabilities arising under the Securities Act is, according to the SEC, contrary to public policy and therefore unenforceable.

        Specifically, we will indemnify the following persons, in most circumstances, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

  •
  our manager;

  •
  any departing manager;

  •
  any person who is or was a director, officer, fiduciary, trustee, manager or managing member of us or any of our subsidiaries (including the Issuers), our manager or any departing manager;

  •
  any person who is or was serving as a director, officer, fiduciary, trustee, manager or managing member of another person owing a fiduciary duty to us or any of our subsidiaries at the request of our manager or any departing manager;

  •
  any person who controls our manager; or

  •
  any person designated by our board.

        Any indemnification under the provisions of our operating agreement will only be out of our assets. Unless it otherwise agrees, our manager will not be personally liable for, or have any obligation to contribute or loan funds or assets to us to enable us to effectuate, indemnification.

        Subject to any terms, conditions or restrictions set forth in an operating agreement or limited liability company agreement, Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or other persons from and against all claims and demands whatsoever.

        Section 145 of the DGCL provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement in connection with specified actions, suits and proceedings whether civil, criminal, administrative, or investigative, other than a derivative action by or in the right of the corporation, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification extends only to expenses, including attorneys' fees, incurred in connection with the defense or settlement of such action and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

        Each of Niska Canada and Canada Finco is incorporated under the Alberta Business Corporations Act, or the ABCA. Under the ABCA, each of Niska Canada and Canada Finco may indemnify an individual who is or was a director or officer of such corporations, or who is or was a director or officer of another corporation, of which such corporations are or were a shareholder or creditor, at the corporations' request, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the director or officer in respect of any civil, criminal or administrative action or proceeding, in which such eligible party is involved because of that association with such corporations or the other entity.

        However, indemnification is prohibited under the ABCA if: (i) such eligible party did not act honestly and in good faith with a view to such corporations' respective best interests (or the best interests of the other entity, as the case may be); and (ii) in the case of a criminal or administrative proceeding that is enforced by a monetary penalty, such eligible party did not have reasonable grounds for believing that such person's conduct was lawful.

        Subject to the foregoing, each of Niska Canada and Canada Finco may, with the approval of the Court of Queen's Bench of Alberta, indemnify or pay the expenses of an eligible party in respect of an action brought against the eligible party by such corporations or on such corporations' behalf to which the eligible party is made a party by reason of being or having been a director or officer of such corporations (or the other entity as the case may be).

        The ABCA provides that each of Niska Canada and Canada Finco may purchase and maintain insurance for the benefit of an eligible party (or their heirs and personal or other legal representatives of the eligible party) against any liability that may be incurred by reason of the eligible party being or having been a director or officer, or in an equivalent position of such corporations or that of an associated corporation, except when the liability relates to the person's failure to act honestly and in good faith with a view to the best interests of such corporations' or an associate corporation, as applicable.

        The by-laws of each of Niska Canada and Canada Finco provide that, subject to the limitations in the ABCA and except in respect of an action by or on behalf of such corporations or body corporate to procure a judgment in its favour, each of the corporations shall indemnify a director or officer of the corporation, a former director or officer of the corporation or a person who acts or acted at the corporation's request as a director or officer of a body corporate of which the corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or body corporate, if: (i) he acted honestly and in good faith with a view to the best interests of the Corporation, and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

        The by-laws of each of Niska Canada and Canada Finco provide that such corporations shall, subject to the approval of the Court of Queen's Bench of Alberta, indemnify such officers and directors in respect of an action by or on behalf of such corporations or a body corporate to procure a judgment in its favour, to which he is made a party by reason of being or having been a director or an officer of the such corporations or body corporate, against all costs, charges and expenses reasonably incurred by him in connection with such action if he fulfills the above conditions.

        The by-laws of each of Niska Canada and Canada Finco further provide that such officers and directors shall be entitled to indemnity from such corporations in respect of all costs, charges and expenses reasonably incurred by him in connection with the defence of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of such corporations or body corporate, if the person seeking indemnity: (i) was substantially successful on the merits of his defence of the action or proceeding; and (ii) fulfills the above conditions.

Item 21.    Exhibits and Financial Statement Schedules.

        (a)   Exhibits. Reference is made to the Index to Exhibits following the signature pages hereto, which Index to Exhibits is hereby incorporated by reference into this item.

Item 22.    Undertakings.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of a registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        Each registrant hereby undertakes:

  (1)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (a)
  to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

  (b)
  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

  (c)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (2)
  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (4)
  That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if such registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

  (5)
  That, for the purpose of determining liability of such registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of such registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

  (a)
  any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

  (b)
  any free writing prospectus relating to the offering prepared by or on behalf of such registrant or used or referred to by the undersigned registrants;

  (c)
  the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of such registrant; and

  (d)
  any other communication that is an offer in the offering made by such registrant to the purchaser.

  (6)
  That, for purposes of determining any liability under the Securities Act of 1933, each filing of a registrant annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (7)
  To deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

  (8)
  To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

  (9)
  To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA GAS STORAGE PARTNERS LLC
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* WILLIAM H. SHEA, JR.	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* MICHAEL J. HENNIGAN	Director	November 26, 2014
* JAMES G. JACKSON	Director	November 26, 2014
* E. BARTOW JONES	Director	November 26, 2014
* STEPHEN C. MUTHER	Director	November 26, 2014
* GEORGE A. O'BRIEN	Director	November 26, 2014

Signature		Title	Date

* ANDREW W. WARD		Director	November 26, 2014
* OLIVIA C. WASSENAAR		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA GAS STORAGE CANADA ULC
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature		Title	Date

* WILLIAM H. SHEA, JR.		Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
/s/ JASON A. DUBCHAK JASON A. DUBCHAK		Director	November 26, 2014
* GEORGE A. O'BRIEN		Director	November 26, 2014
* ANDREW W. WARD		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA GAS STORAGE CANADA FINANCE CORP.
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature		Title	Date

* WILLIAM H. SHEA, JR.		Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
/s/ JASON A. DUBCHAK JASON A. DUBCHAK		Director	November 26, 2014
* GEORGE A. O'BRIEN		Director	November 26, 2014
* ANDREW W. WARD		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

ACCESS GAS SERVICES (ONTARIO) INC.
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature		Title	Date

* WILLIAM H. SHEA, JR.		Chairman, President, Chief Executive Officer and Director (Principal Executive Officer) (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
/s/ JASON A. DUBCHAK JASON A. DUBCHAK		Vice President, General Counsel, Corporate Secretary and Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

ACCESS GAS SERVICES INC.
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature		Title	Date

* WILLIAM H. SHEA, JR.		Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
/s/ JASON A. DUBCHAK JASON A. DUBCHAK		Vice President, General Counsel, Corporate Secretary and Director	November 26, 2014
* TOM DIXON		Vice President and Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

AECO GAS STORAGE PARTNERSHIP
BY	NISKA GAS STORAGE CANADA ULC, ITS MANAGING PARTNER
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature		Title	Date

* WILLIAM H. SHEA, JR.		Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
/s/ JASON A. DUBCHAK JASON A. DUBCHAK		Director	November 26, 2014
* GEORGE A. O'BRIEN		Director	November 26, 2014
* ANDREW W. WARD		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

COASTAL BEND GAS STORAGE, LLC
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* WILLIAM H. SHEA, JR.	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* GEORGE A. O'BRIEN	Director	November 26, 2014
* ANDREW W. WARD	Director	November 26, 2014

*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

ENERSTREAM AGENCY SERVICES INC.
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

	Signature	Title	Date

* WILLIAM H. SHEA, JR.		Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
/s/ JASON A. DUBCHAK JASON A. DUBCHAK		Vice President, General Counsel, Corporate Secretary and Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA CANADA GP ULC
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

	Signature	Title	Date

* WILLIAM H. SHEA, JR.		Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
/s/ JASON A. DUBCHAK JASON A. DUBCHAK		Vice President, General Counsel, Corporate Secretary and Director	November 26, 2014
* GEORGE A. O'BRIEN		Director	November 26, 2014
* ANDREW W. WARD		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA GAS STORAGE LLC
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* WILLIAM H. SHEA, JR.	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* GEORGE A. O'BRIEN	Director	November 26, 2014
* ANDREW W. WARD	Director	November 26, 2014

*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA GAS STORAGE OPERATIONS LLC
BY	NISKA GAS STORAGE PARTNERS LLC, ITS SOLE MEMBER
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* WILLIAM H. SHEA, JR.	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* MICHAEL J. HENNIGAN	Director	November 26, 2014
* JAMES G. JACKSON	Director	November 26, 2014
* E. BARTOW JONES	Director	November 26, 2014
* STEPHEN C. MUTHER	Director	November 26, 2014
* GEORGE A. O'BRIEN	Director	November 26, 2014

Signature		Title	Date

* ANDREW W. WARD		Director	November 26, 2014
* OLIVIA C. WASSENAAR		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA GAS STORAGE US, LLC
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* WILLIAM H. SHEA, JR.	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* E. BARTOW JONES	Director	November 26, 2014
* GEORGE A. O'BRIEN	Director	November 26, 2014
* ANDREW W. WARD	Director	November 26, 2014

*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA GAS STORAGE US FINANCE CORP.
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* WILLIAM H. SHEA, JR.		Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* E. BARTOW JONES		Director	November 26, 2014
* GEORGE A. O'BRIEN		Director	November 26, 2014
* ANDREW W. WARD		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA GAS TRANSPORT INC.
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature		Title	Date

* WILLIAM H. SHEA, JR.		Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* GEORGE A. O'BRIEN		Director	November 26, 2014
* ANDREW W. WARD		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA GS HOLDINGS I, L.P.
BY	NISKA US GP LLC, ITS GENERAL PARTNER
BY	NISKA GAS STORAGE PARTNERS LLC, ITS SOLE MEMBER
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* WILLIAM H. SHEA, JR.	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* MICHAEL J. HENNIGAN	Director	November 26, 2014
* JAMES G. JACKSON	Director	November 26, 2014
* E. BARTOW JONES	Director	November 26, 2014
* STEPHEN C. MUTHER	Director	November 26, 2014

Signature		Title	Date

* GEORGE A. O'BRIEN		Director	November 26, 2014
* ANDREW W. WARD		Director	November 26, 2014
* OLIVIA C. WASSENAAR		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA MIDSTREAM LLC
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* WILLIAM H. SHEA, JR.	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* E. BARTOW JONES	Director	November 26, 2014
* GEORGE A. O'BRIEN	Director	November 26, 2014
* ANDREW W. WARD	Director	November 26, 2014

*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA PARTNERS COÖPERATIEF U.A.
By:	* Bruce D. Davis, Jr. Managing Director A

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature		Title	Date

* BRUCE D. DAVIS, JR.		Managing Director A (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Managing Director A (Principal Financial and Accounting Officer)	November 26, 2014
* J.A.R.A. ZIJDERVELD		Managing Director A	November 26, 2014
* TJALLING HUISMAN		Managing Director B	November 26, 2014
* PIETER OOSTHOEK		Managing Director B	November 26, 2014
* RUDYARD WEERHEIJM		Managing Director B	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA PARTNERS MANAGEMENT ULC
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature		Title	Date

* WILLIAM H. SHEA, JR.		Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
/s/ JASON A. DUBCHAK JASON A. DUBCHAK		Vice President, General Counsel, Secretary and Director	November 26, 2014
* E. BARTOW JONES		Director	November 26, 2014
* ANDREW W. WARD		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

NISKA US GP LLC
BY	NISKA GAS STORAGE PARTNERS LLC, ITS SOLE MEMBER
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* WILLIAM H. SHEA, JR.	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* MICHAEL J. HENNIGAN	Director	November 26, 2014
* JAMES G. JACKSON	Director	November 26, 2014
* E. BARTOW JONES	Director	November 26, 2014
* STEPHEN C. MUTHER	Director	November 26, 2014

Signature		Title	Date

* GEORGE A. O'BRIEN		Director	November 26, 2014
* ANDREW W. WARD		Director	November 26, 2014
* OLIVIA C. WASSENAAR		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

SALT PLAINS STORAGE, LLC
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* WILLIAM H. SHEA, JR.	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* GEORGE A. O'BRIEN	Director	November 26, 2014
* ANDREW W. WARD	Director	November 26, 2014

*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

STARKS GAS STORAGE L.L.C.
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature		Title	Date

* WILLIAM H. SHEA, JR.		Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS		Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* GEORGE A. O'BRIEN		Director	November 26, 2014
* ANDREW W. WARD		Director	November 26, 2014
*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Radnor, State of Pennsylvania, on November 26, 2014.

WILD GOOSE STORAGE, LLC
By:	* William H. Shea, Jr. Chairman, President & Chief Executive Officer (Principal Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

* WILLIAM H. SHEA, JR.	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	November 26, 2014
* VANCE E. POWERS	Chief Financial Officer (Principal Financial and Accounting Officer)	November 26, 2014
* E. BARTOW JONES	Director	November 26, 2014
* GEORGE A. O'BRIEN	Director	November 26, 2014
* ANDREW W. WARD	Director	November 26, 2014

*By:	/s/ JASON A. DUBCHAK JASON A. DUBCHAK As attorney-in-fact

 INDEX TO EXHIBITS

Exhibit Number		Description
3.1	—	Certificate of formation of Niska Gas Storage Partners LLC (incorporated by reference to exhibit 3.1 to Amendment No. 2 to the Company's registration statement on Form S-1 (Registration No. 333-165007), filed on April 15, 2010).

3.2	—	Second Amended and Restated Operating Agreement of Niska Gas Storage Partners LLC, dated April 2, 2013 (incorporated by reference to exhibit 3.2 of the Company's Current Report on Form 8-K filed on April 3, 2013).

3.3	—	Certificate of Incorporation of Niska Gas Storage Canada ULC, dated March 2, 2006 (incorporated by reference to exhibit 3.49 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.4	—	Certificate of Amendment of Niska Gas Storage Canada ULC, dated April 20, 2006 (incorporated by reference to exhibit 3.50 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.5	—	Certificate of Amalgamation of Niska Gas Storage Canada ULC, dated July 13, 2006 (incorporated by reference to exhibit 3.51 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.6	—	Certificate of Amalgamation of Niska Gas Storage Canada ULC, dated July 13, 2006 (incorporated by reference to exhibit 3.52 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.7		Certificate of Amalgamation of Niska Gas Storage Canada ULC, dated February 1, 2014 (incorporated by reference to exhibit 3.42 to the Company's registration statement on Form S-3 (Registration No. 333-200004), filed on November 7, 2014).

3.8	—	Bylaws of Niska Gas Storage Canada ULC dated February 1, 2014 (incorporated by reference to exhibit 3.43 to the Company's registration statement on Form S-3 (Registration No. 333-200004), filed on November 7, 2014).

3.9	—	Certificate of Incorporation of Niska Gas Storage Canada Finance Corp. dated February 19, 2010 (incorporated by reference to exhibit 3.47 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.10	—	Bylaws of Niska Gas Storage Canada Finance Corp. (incorporated by reference to exhibit 3.48 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.11	—	Certificate of Incorporation of Access Gas Services (Ontario) Inc., dated August 19, 2008 (incorporated by reference to exhibit 3.37 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.12	—	Bylaws of Access Gas Services (Ontario) Inc. (incorporated by reference to exhibit 3.38 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

Exhibit Number		Description
3.13	—	Certificate of Incorporation of Access Gas Services Inc., dated October 6, 2006 (incorporated by reference to exhibit 3.39 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.14	—	Certificate of Change of Name of Access Gas Services Inc., dated October 6, 2006 (incorporated by reference to exhibit 3.40 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.15	—	Articles of Association of Access Gas Services Inc., dated October 5, 2006 (incorporated by reference to exhibit 3.41 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.16	—	Declaration of Partnership of AECO Gas Storage Partnership, dated October 14, 2005 (incorporated by reference to exhibit 3.42 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.17	—	Amendment to the Declaration of Partnership of AECO Gas Storage Partnership, dated July 13, 2006 (incorporated by reference to exhibit 3.43 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.18	—	AECO Gas Storage Partnership Agreement, dated October 14, 2005 (incorporated by reference to exhibit 3.44 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.19	—	Certificate of Formation of Coastal Bend Gas Storage, LLC, dated May 4, 2006 (incorporated by reference to exhibit 3.47 to the Company's registration statement on Form S-3 (Registration No. 333-200004), filed on November 7, 2014).

3.20	—	Limited Liability Company Agreement of Coastal Bend Gas Storage, LLC, dated May 4, 2006 (incorporated by reference to exhibit 3.48 to the Company's registration statement on Form S-3 (Registration No. 333-200004), filed on November 7, 2014).

3.21	—	Certificate of Incorporation of Enerstream Agency Services Inc. dated August 19, 2008 (incorporated by reference to exhibit 3.45 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.22	—	Bylaws of Enerstream Agency Services Inc. (incorporated by reference to exhibit 3.46 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.23	—	Certificate of Incorporation of Niska Canada GP ULC, dated June 19, 2012 (incorporated by reference to exhibit 3.49 to the Company's registration statement on Form S-3 (Registration No. 333-200004), filed on November 7, 2014).

3.24	—	Bylaws of Niska Canada GP ULC, dated June 26, 2012 (incorporated by reference to exhibit 3.50 to the Company's registration statement on Form S-3 (Registration No. 333-200004), filed on November 7, 2014).

Exhibit Number		Description
3.25	—	Certificate of Formation of Niska Gas Storage LLC, dated May 4, 2006 (incorporated by reference to exhibit 3.14 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.26	—	Limited Liability Company Agreement of Niska Gas Storage LLC, dated May 4, 2006 (incorporated by reference to exhibit 3.15 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.27	—	Certificate of Formation of Niska Gas Storage Operations LLC dated March 11, 2010 (incorporated by reference to exhibit 3.12 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.28	—	Limited Liability Company Agreement of Niska Gas Storage Operations LLC, dated March 11, 2010 (incorporated by reference to exhibit 3.13 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.29	—	Certificate of Formation of Niska Gas Storage US, LLC dated February 27, 2006 (incorporated by reference to exhibit 3.3 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.30	—	Certificate of Amendment to the Certificate of Formation of Niska Gas Storage US, LLC, dated April 18, 2006 (incorporated by reference to exhibit 3.4 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.31	—	Amended and Restated Limited Liability Company Agreement of Niska Gas Storage US, LLC, dated May 10, 2006 (incorporated by reference to exhibit 3.5 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.32	—	Certificate of Incorporation of Niska Gas Storage US Finance Corp., dated February 18, 2010 (incorporated by reference to exhibit 3.6 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.33	—	Bylaws of Niska Gas Storage US Finance Corp., dated February 18, 2010 (incorporated by reference to exhibit 3.7 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.34	—	Certificate of Incorporation of Niska Gas Transport Inc., dated August 28, 2009 (incorporated by reference to exhibit 3.16 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.35	—	Bylaws of Niska Gas Transport Inc., dated August 28, 2009 (incorporated by reference to exhibit 3.17 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

Exhibit Number		Description
3.36	—	Certificate of Limited Partnership of Niska GS Holdings I, L.P., dated March 16, 2006 (incorporated by reference to exhibit 3.18 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.37	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated April 10, 2006 (incorporated by reference to exhibit 3.19 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.38	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated April 17, 2006 (incorporated by reference to exhibit 3.20 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.39	—	Certificate of Amendment to Certificate of Limited Partnership of Niska GS Holdings I, L.P. dated June 21, 2010 (incorporated by reference to exhibit 3.21 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.40	—	Amended and Restated Agreement of Limited Partnership of Niska GS Holdings I, L.P., dated March 5, 2010 (incorporated by reference to exhibit 3.22 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.41	—	Certificate of Formation of Niska Midstream LLC, dated July 11, 2014 (incorporated by reference to exhibit 3.53 to the Company's registration statement on Form S-3 (Registration No. 333-200004), filed on November 7, 2014).

3.42	—	Limited Liability Company Agreement of Niska Midstream LLC, dated July 11, 2014 (incorporated by reference to exhibit 3.54 to the Company's registration statement on Form S-3 (Registration No. 333-200004), filed on November 7, 2014).

3.43	—	Deed of Incorporation of Niska Partners Coöperatief U.A. dated April 21, 2010 (incorporated by reference to exhibit 3.34 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.44	—	Certificate of Incorporation of Niska Partners Management ULC, dated April 23, 2010 (incorporated by reference to exhibit 3.60 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.45	—	Certificate of Amendment and Registration of Restated Articles of Niska Partners Management ULC, dated April 23, 2010 (incorporated by reference to exhibit 3.61 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.46	—	Bylaws of Niska Partners Management ULC (incorporated by reference to exhibit 3.62 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.47	—	Certificate of Formation of Niska US GP LLC dated March 2, 2010 (incorporated by reference to exhibit 3.28 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

Exhibit Number			Description
3.48		—	Limited Liability Company Agreement of Niska US GP LLC, dated March 2, 2010 (incorporated by reference to exhibit 3.29 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.49		—	Certificate of Formation of Salt Plains Storage, LLC dated May 4, 2006 (incorporated by reference to exhibit 3.30 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.50		—	Limited Liability Company Agreement of Salt Plains Storage, LLC, dated May 4, 2006 (incorporated by reference to exhibit 3.31 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.51		—	Certificate of Formation of Starks Gas Storage L.L.C., dated May 23, 2003 (incorporated by reference to exhibit 3.51 to the Company's registration statement on Form S-3 (Registration No. 333-200004), filed on November 7, 2014).

3.52		—	Limited Liability Company Agreement of Starks Gas Storage L.L.C., dated May 23, 2003 (incorporated by reference to exhibit 3.52 to the Company's registration statement on Form S-3 (Registration No. 333-200004), filed on November 7, 2014).

3.53		—	Certificate of Formation of Wild Goose Storage, LLC dated November 10, 2006 (incorporated by reference to exhibit 3.32 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

3.54		—	Limited Liability Company Agreement of Wild Goose Storage, LLC, dated November 9, 2006 (incorporated by reference to exhibit 3.33 to Amendment No. 1 to the Company's registration statement on Form S-4 (Registration No. 333-170911), filed on January 12, 2011).

4.1		—	Indenture dated as of March 17, 2014 among Niska Gas Storage Canada ULC and Niska Gas Storage Canada Finance Corp., as issuers, each of the Guarantors party thereto, and The Bank of New York Mellon, as Trustee (incorporated by reference to exhibit 4.1 to the Company's Current Report on Form 8-K filed on March 18, 2014).

4.2		—	Registration Rights Agreement, dated March 17, 2014, by and among the Company, the Issuers, the subsidiary guarantors named therein and the initial purchasers named therein (incorporated by reference to exhibit 4.2 to the Company's Current Report on Form 8-K filed on March 18, 2014).

5.1	*	—	Opinion of Vinson & Elkins L.L.P.

5.2	*	—	Opinion of Bennett Jones LLP.

5.3	**	—	Opinion of De Brauw Blackstone Westbroek New York B.V.

10.1	†	—	Niska Gas Storage Partners LLC 2010 Long-Term Incentive Plan effective as of May 16, 2010 (incorporated by reference to exhibit 10.1 of the Company's Current Report on Form 8-K, filed on May 19, 2010).

Exhibit Number			Description
10.2		—	Credit Agreement dated as of March 5, 2010 among Niska Gas Storage US, LLC, as US Borrower, and AECO Gas Storage Partnership, as Canadian Borrower, Niska GS Holdings I, L.P., Niska GS Holdings II, L.P., Royal Bank of Canada, as Administrative Agent and Collateral Agent and the other lenders party thereto (incorporated by reference to exhibit 10.4 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010).

10.3		—	Executive Employment Agreement of Simon Dupéré dated April 24, 2012 (incorporated by reference to exhibit 10.1 of the Company's Current Report on Form 8-K, filed on April 30, 2012).

10.4		—	Services Agreement dated March 5, 2010 among AECO Gas Storage Partnership, Niska GS Holdings US, L.P. and Niska Holdings L.P. (incorporated by reference to exhibit 10.3 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration No. 333-165007), filed on March 29, 2010).

10.5		—	Common Unit Purchase Agreement made as of August 24, 2011 by and between Niska Gas Storage Partners LLC and Niska Sponsor Holdings Coöperatief U.A. (incorporated by reference to exhibit 10.1 of the Company's Quarterly Report on Form 10-Q, filed on November 7, 2011).

10.6		—	Amended and Restated Credit Agreement dated June 29, 2012 (incorporated by reference to exhibit 10.1 of the Company's Current Report on Form 8-K, filed on July 5, 2012).

10.7		—	Sponsor Equity Restructuring Agreement, by and among Niska Gas Storage Partners LLC and Niska Sponsor Holdings Coöpertief U.A., dated as of April 2, 2013 (incorporated by reference to exhibit 10.1 of the Company's Current Report on Form 8-K, filed on April 3, 2013).

10.8	†	—	Employment Agreement, dated May 7, 2014, between the Company and William H. Shea, Jr. (incorporated by reference to exhibit 10.1 of the Company's Current Report on Form 8-K, filed on May 13, 2014).

10.9	†	—	Employment Agreement, dated May 7, 2014, between the Company and Mark D. Casaday (incorporated by reference to exhibit 10.2 of the Company's Current Report on Form 8-K, filed on May 13, 2014).

10.10	†	—	Employment Agreement, dated May 7, 2014, between the Company and Robert B. Wallace (incorporated by reference to exhibit 10.3 of the Company's Current Report on Form 8-K, filed on May 13, 2014).

10.11	†	—	Employment Agreement, dated May 7, 2014, between the Company and Bruce D. Davis, Jr. (incorporated by reference to exhibit 10.4 of the Company's Current Report on Form 8-K, filed on May 13, 2014).

10.12	†	—	Separation Agreement and General Release of Claims, executed on June 18, 2014, between Niska Partners Management ULC and Simon Dupéré, Niska Gas Storage Partners LLC and Niska Holdings L.P. (incorporated by reference to exhibit 10.1 of the Company's Current Report on Form 8-K, filed on June 20, 2014).

10.13	†	—	Settlement Agreement and Release and Confidentiality Agreement, dated as of June 25, 2014, by and between Niska Gas Storage Partners LLC and Jason Kulsky (incorporated by reference to exhibit 10.1 of the Company's Current Report on Form 8-K, filed on June 30, 2014).

Exhibit Number			Description
12.1	**	—	Statement regarding computation of ratios of earnings to fixed charges.

21.1	**	—	List of Subsidiaries of Niska Gas Storage Partners LLC.

23.1	**	—	Consent of KPMG LLP.

23.2	*	—	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

23.3	*	—	Consent of Bennett Jones LLP (included in Exhibit 5.2).

23.4	**	—	Consent of De Brauw Blackstone Westbroek New York B.V. (included in Exhibit 5.3).

24.1	**	—	Powers of Attorney (included on the signature pages).

25.1	**	—	Statement of Eligibility of The Bank of New York Mellon on Form T-1.

*
Filed herewith.

**
Previously filed.

†
Management contract or compensatory plan or arrangement.

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TABLE OF ADDITIONAL REGISTRANT GUARANTORS
Explanatory Note
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 20. Indemnification of Directors and Officers.
  Item 21. Exhibits and Financial Statement Schedules.
  Item 22. Undertakings.
SIGNATURES
INDEX TO EXHIBITS